UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2019

NEVADA GOLD & CASINOS, INC.
(Exact name of registrant as specified in its charter)

Nevada	1-15517	88-0142032
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

711 Powell Ave. SW, Suite 100
Renton, WA	98057
(Address of principal executive offices)	(Zip Code)

(702) 685-1000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Effective as of February 1, 2019, Nevada Gold & Casinos, Inc. (the “Company”) completed the previously announced relocation of its corporate headquarters and principal place of business to 711 Powell Ave. SW, Suite 100, Renton, WA 98057.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed merger of Maverick Casinos Merger Sub, Inc., a Nevada corporation, with and into the Company (the “Merger”), as a result of which the Company will continue as the surviving corporation and a wholly-owned subsidiary of Maverick Casinos LLC, a Nevada limited liability company. In connection with the proposed Merger, the Company has filed a definitive proxy statement (the “Proxy Statement”) with the United States Securities and Exchange Commission (the “SEC”). The Proxy Statement has been sent to the stockholders of the Company entitled to vote at the special meeting relating to the proposed Merger. STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED MERGER THAT THE COMPANY MAY FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE PARTIES THERETO. The Proxy Statement and other relevant materials in connection with the proposed Merger (when they become available) and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or, without charge, from the Company by mail or online from the Company’s website at www.nevadagold.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company stockholders with respect to the proposed Merger. Information about the directors and executive officers of the Company is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2018, filed with the SEC on July 26, 2018. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Proxy Statement and may be included in other relevant materials to be filed with the SEC in respect of the proposed Merger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2019

NEVADA GOLD & CASINOS, INC.

By:	/s/ Michael P. Shaunnessy
	Name:	Michael P. Shaunnessy
	Title:	President and Chief Executive Officer